SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


         This Second Amendment to Amended and Restated Credit Agreement (this "Amendment") is dated as of September 30, 1997, by and among MAGNUM HUNTER RESOURCES, INC., a Nevada corporation (the "Borrower"), each Bank (as defined in the Credit Agreement), BANKERS TRUST COMPANY, individually, as administrative agent (in such capacity, together with its successors in such capacity, the "Administrative Agent"), and as an issuing bank, and BANQUE PARIBAS, a French bank acting through its Houston Agency, individually, as collateral agent (in such capacity, together with its successors in such capacity, the "Collateral Agent"), and as documentation agent (in such capacity, together with its successors in such capacity, the "Documentation Agent").

                                R E C I T A L S:

         WHEREAS, the Borrower, each Bank then a party, the Administrative Agent, the Documentation Agent, and First Union National Bank ("First Union"), as collateral agent and syndication agent, entered into that certain Amended and Restated Credit Agreement dated as of April 30, 1997 (the "Original Credit
Agreement") pursuant to which the Banks have agreed to make revolving credit loans available to the Borrower under the terms and provisions stated therein; and

         WHEREAS, the parties to the Original Credit Agreement entered into a First Amendment to Amended and Restated Credit Agreement, Resignation of Collateral Agent and Appointment of Substitute Collateral Agent dated as of May 29, 1997 (together with the Original Credit Agreement, the "Credit Agreement"); and

         WHEREAS, as of October 1, 1997, CIBC, Inc. became a Bank under the Credit Agreement; and

         WHEREAS, the Borrower has requested that the Banks and the Agents (i) increase the Borrowing Base to $65,000,000, (ii) increase the Commitment of each Bank, (iii) amend the Consolidated Interest Coverage Ratio and (iv) amend certain provisions of the Credit Agreement; and

         WHEREAS, the Banks and the Agents are willing to amend the Credit Agreement as hereinafter provided; and

         WHEREAS, the Borrower, the Banks and the Agents now desire to amend the Credit Agreement as herein set forth.



SECOND AMENDMENT TO CREDIT AGREEMENT - Page 1

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         NOW,  THEREFORE,  in consideration of the premises herein contained and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

     Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.

                                   ARTICLE II

                                   Amendments

     Section 2.1 Additional Definitions. Section 1.1 is amended by adding the following definitions in alphabetical order:

     "Dissenting Bank" has the meaning assigned to it in Section 2.8(c) hereof.

     "Unused Availability" means an amount equal to the difference between the Borrowing Base and (a) outstanding Loans plus (b) outstanding Letter of Credit Liabilities.

     Section 2.2 Amendment to Definition of Consolidated Current Assets. The definition of "Consolidated Current Assets" found in Section 1.1 is amended by adding the following phrase at the end thereof: "plus Unused Availability".

     Section 2.3 Amendment to Definition of Majority Banks. The definition of "Majority Banks" found in Section 1.1 is amended by deleting each reference to "75%" and inserting in lieu thereof references to "80%".

     Section 2.4 Amendment to Section 2.8.

     (a) Section 2.8(a) is amended by deleting the second and third sentences thereof and inserting the following in lieu thereof:

     "Effective October 1, 1997, the Borrowing Base shall be $65,000,000 and shall be redetermined from time to time as provided herein."

     (b) Section 2.8 is further amended by adding thereto a new subsection reading as follows:



SECOND AMENDMENT TO CREDIT AGREEMENT - Page 2

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                  "(c) In the event a Bank or Banks do not  approve  a  proposed
         Borrowing Base or Borrowing Base determined after consultation, but the Required Banks do, the Administrative Agent and the Borrower may, but shall not be required to, replace the Dissenting Bank with an Eligible Assignee within 90 days of the applicable Determination Date or date of special determination and upon payment to the Dissenting Bank of all of its Loans and execution and delivery by the Eligible Assignee of an Assignment and Acceptance, the Dissenting Bank shall no longer be a Bank hereunder or have any Commitment or obligations to the Borrower."

     Section 2.5 Amendment to Section 10.3. Section 10.3 is amended by adding the following phrase immediately after the word "Person" found in the fourth line thereof: "except as specifically permitted in Section 10.5 hereof" and by changing the reference to "$1,000,000" to $1,500,000."

     Section 2.6 Amendment to Section 10.5. Section 10.5 is amended by deleting the word "The" from the first line and adding the following phrase before the word "Borrower" in said line: "Without the prior written consent of the Majority Banks, the" and by deleting the reference to "350,000" found in the fifth line thereof and inserting in lieu thereof a reference to "1,500,000".

     Section 2.7 Amendment to Section 11.1. Section 11.1 is amended in its entirety to read ------------------------- as follows:

                  "Section 11.1 Consolidated Interest Coverage Ratio. The Borrower will not permit its Consolidated Interest Coverage Ratio, measured as of the last day of any calendar quarter for the twelve month period then ended, to be less than (a) 1.80 to 1.0 at the end of any calendar quarter through March 31, 1998, (b) 2.0 to 1.0 at the end of any calendar quarter from April 1, 1998 through June 30, 1998, (c)
         2.25 to 1.0 at the end of any calendar quarter from July 1, 1998 through September 30, 1998 and (d) 2.50 to 1.0 at the end of any calendar quarter after September 30, 1998."

     Section 2.8 Amendment to Section 11.4. Section 11.4 is amended in its entirety to read ------------------------- as follows:

                  "Section 11.4 Debt to Capitalization Ratio. Borrower will not permit its Debt to Capitalization Ratio, measured as of the last day of any calendar quarter to be more than (a) 0.86 to 1.0 as of the end of any calendar quarter, through March 31, 1998, (b) 0.75 to 1.0 as of the last day of any calendar quarter after March 31, 1998 through September 30, 1998 and (c) 0.70 to 1.0 as of the last day of any calendar quarter after September 30, 1998."



SECOND AMENDMENT TO CREDIT AGREEMENT - Page 3

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     Section 2.9 Increased Commitments.  The Commitments listed on the signature pages to the Credit Agreement are hereby deleted, and the new Commitments shall be as set forth on the signature pages to this Amendment.

     Section 2.10 Borrower's Area Code. The area code for the Borrower's telephone and telecopy numbers found on the Borrower's signature page to the Credit Agreement is changed from "214" to "972".

     Section 2.11 New Notes. The Borrower agrees to execute new Notes in favor of the Banks, in the principal amount of each such Bank's modified Commitment.


                                   ARTICLE III

                             Conditions to Precedent

     Section 3.1 Necessary Documentation. This Amendment shall be effective when the Agent shall have received the following, each dated (unless otherwise noted) the date hereof, in form and substance satisfactory to the Agents:

                  (a)      This Amendment executed by all parties;

                  (b) Replacement Notes, dated October 1, 1997, executed by the Borrower in respect of the Assignment and Acceptance from the remaining Banks under the Original Credit Agreement to CIBC, Inc.;

                  (c) A Certificate of the Chief Financial Officer of the Borrower in the form attached hereto as Annex I;

                  (d) Notes executed by the Borrower reflecting the Commitments set out on the signature pages to this Amendment; and

                  (e) Resolutions of the Board of Directors of the Borrower and each Obligated Party, certified by its Secretary or Assistant Secretary, that authorized the execution and delivery of this Amendment and the replacement Notes.

     Section 3.2 Representations and Warranties. All representations and warranties contained in the Credit Agreement shall be true and correct on and as of the date hereof with the same force and effect as if such representations and warranties had been made on and as of such date.

     Section 3.3 Additional Documentation. The Agents shall have such additional approvals, opinions or documents as the Agents or their counsel, Winstead Sechrest & Minick P.C., may reasonably request.



SECOND AMENDMENT TO CREDIT AGREEMENT - Page 4

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                                   ARTICLE IV

                                  Miscellaneous

     Section 4.1 Ratifications, Representations and Warranties. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of, and as if made on, the date hereof. The Borrower, the Banks and the Agents agree that the Credit Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

     Section 4.2 Reference to the Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     Section 4.3 Expenses. The Borrower agrees to pay on demand all expenses set forth in Section 14.1 of the Credit Agreement.

     Section 4.4 Severability. Any provisions of this Amendment held by court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

     Section 4.5 Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of New York.

     Section 4.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Banks, the Agents and the Borrower and their respective successors and assigns.

     Section 4.7 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original but all of which when taken together shall constitute one and the same instrument.

     Section 4.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 4.9 NO ORAL AGREEMENTS. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE


SECOND AMENDMENT TO CREDIT AGREEMENT - Page 5

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OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



                [Balance of this page intentionally left blank.]


SECOND AMENDMENT TO CREDIT AGREEMENT - Page 6

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         EXECUTED as of the day and year first above written.

BORROWER:

MAGNUM HUNTER RESOURCES, INC.


By:
     Name:
     Title:


ADMINISTRATIVE AGENT:

BANKERS TRUST COMPANY



By
     Name:
     Title:

DOCUMENTATION AGENT
AND COLLATERAL AGENT:

BANQUE PARIBAS



By:
     Name:
     Title:


                            - and -


By:
     Michael H. Fiuzat
     Vice President




SECOND AMENDMENT TO CREDIT AGREEMENT - Page 7

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ISSUING BANK:

BANKERS TRUST COMPANY



By
     Name:
     Title:


                                                     BANKS:

Commitment:                                          BANQUE PARIBAS
$46,875,000.00


                                                     By:
                                                          Name:
                                                          Title:

                                                          - and -


                                                     By:
                                                          Michael H. Fiuzat
                                                          Vice President


Commitment:                                          BANKERS TRUST COMPANY
$46,875,000.00

                                                     By:
                                                          Name:
                                                          Title:


Commitment:                                          CIBC, INC.
$31,250,000.00

                                                     By:
                                                          Name:
                                                          Title:


SECOND AMENDMENT TO CREDIT AGREEMENT - Page 8

                          ACKNOWLEDGEMENT BY GUARANTORS


        Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of the Amendment, (ii) confirms and ratifies the terms of the Amended and Restated Subsidiary Guaranty, (iii) acknowledges and agrees that its consent is not required for the effectiveness of the Amendment and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing,
(b) it is in full compliance with all covenants and agreements pertaining to it in the Credit Documents and (c) it has reviewed a copy of the Amendment.

              Executed as of September 30, 1997.


                                             GUARANTORS:

                                             HUNTER GAS GATHERING, INC.
                                             GRUY PETROLEUM MANAGEMENT CO.
                                             MAGNUM HUNTER PRODUCTION, INC.
                                             CONMAG ENERGY CORPORATION
                                             RAMPART PETROLEUM, INC.


                                             By:
                                             Name:
                                             Title:




SECOND AMENDMENT TO CREDIT AGREEMENT - Page 9